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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 9, 2002
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                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



North Carolina                  1-6196                     56-0556998
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(State or Other Jurisdiction   (Commission          (I.R.S. Employer
 of Incorporation)              File Number)         Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
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        (Former Name or Former Address, if Changed Since Last Report.)



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Item 5.   Other Events


On August 9, 2002, Piedmont Natural Gas Company issued a News Release announcing that its Chief Executive Officer and Chief Financial Officer have voluntarily signed and filed sworn statements with the Securities and Exchange Commission certifying the filings made by the Company with the SEC in 2001 and 2002. Copies of the News Release and the sworn statements are attached as exhibits to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         Exhibit No.    Description

         99.1           News Release dated August 9, 2002
         99.2           Sworn Statement of the Chief Executive Officer
         99.3           Sworn Statement of the Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Piedmont Natural Gas Company, Inc.
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                                           (Registrant)



                              By /s/ Barry L. Guy
                                ---------------------------------
                                  Barry L. Guy
                                  Vice President and Controller
                                  (Principal Accounting Officer)

Date  August 13, 2002









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